Exhibit 99.2

MRC Global 3Q 2019 Earnings Presentation October 31, 2019 We Make Energy Flow 1

3Q 2019 Earnings Presentation MRC Global Forward Looking Statements and Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “looking forward,” “guidance,” “targeting”, and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, its industry, the company’s future profitability, the company’s guidance on its sales, Adjusted EBITDA, gross profit, gross profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, tax rate, capital expenditures and cash from operations, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the Company’s Current Report on Form 8-K dated October 31, 2019. For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com. Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law. Statement Regarding Use of Non-GAAP Measures: The Non-GAAP financial measures contained in this presentation (Adjusted EBITDA and Adjusted Gross Profit) are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives to net income or gross profit.  They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP.  Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results.  They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the Company. 2

3Q 2019 Earnings Presentation MRC Global Key Points – Third Quarter 2019 Results Returned $63M of cash to shareholders in 2019 through 3Q Repurchased $363M since 2015 3Q19 revenue decline of 4% from 2Q19 in line with expectations on slowing customer spend Strong adjusted gross profit of 20.0% up 70 basis points from 2Q19 Adjusted gross profit percentage YTD 2019 19.6%, up from 19.5% YTD 2018 Adjusted EBITDA of $62M or 6.6% of revenue Lowered operating costs Excluding severance, 3Q19 lower by $8 million from 3Q18 and lower by $1 million from 2Q19 Net debt of $602 million down $101 million from 2Q19 Generated $126M of cash from operations in 3Q19 and $134 million YTD 2019 YTD = Nine-months ended September 30 for the indicated year. Note: Adjusted Gross Profit and Adjusted EBITDA are non-GAAP measures. For a reconciliation to their closest GAAP measures, see our Current Report on Form 8-K dated October 31, 2019. 3

3Q 2019 Earnings Presentation MRC Global Summary Highlights from Third Quarter 2019 Results $942M in revenue – 4% sequential decrease SG&A $137M – down $8M from 3Q18, excluding severance of $5 million Segment revenue highlights 3Q19 v 3Q18 Market sector revenue highlights 3Q19 v 3Q18 U.S. – declined 11% on upstream and midstream weakness and downstream project revenue. Canada – declined 27% in poor market conditions. International – declined 9% on the conclusion of a project and weak foreign currency. Underlying business grew 23% excluding project & currency impact. Upstream – decreased 15% driven by all segments. Midstream –declined 12% on transmission and gathering revenue decline. Revenue from gas utilities was flat. Downstream – decreased 8% on non-recurring project revenue. 4

3Q 2019 Earnings Presentation MRC Global Quarterly & YTD Financial Performance ($ millions, except per share data) Sales 3Q18 $1.071 2Q19 $984 3Q19 $942 YTD 2018 $3,163 YTD 2019 $2,896 Adjusted Gross Profit and % Margin1 3Q18 20.1% $215 2Q19 19.3% $190 3Q19 20.0% $188 YTD 2018 19.5% $617 YTD 2019 19.6% $568 Adjusted EBITDA and % Margin1 3Q18 7.5% $80 2Q19 6.1% $60 3Q19 6.6% $62 YTD 2018 6.9% $217 YTD 2019 6.1% $178 Diluted EPS 3Q2018 $0.20 2Q19 $0.21 3Q19 $0.18 YTD 2018 $0.50 YTD 2019 $0.53 1. See reconciliation of non-GAAP measures to GAAP measures in the appendix 5

3Q 2019 Earnings Presentation MRC Global Strong Balance Sheet Provides Financial Flexibility ($ millions) Total Debt Net Leverage1: 2.7X 2.7X 2.5X 3Q18 $719 2Q19 $738 3Q19 $627 Capital Structure Cash and Cash Equivalents $25 Total Debt (including current portion): Term Loan B due 2024 (net of discount & deferred financing costs) $391 Global ABL Facility due 2022 236 Total Debt $627 Preferred stock 355 Common stockholders’ equity 671 Total Capitalization $1,653 Liquidity $502 Cash Flow from Operations 3Q18 $(7) 2Q19 $48 3Q19 $126 YTD 2019 $(146) YTD 2019 $134 Return on Average Net Capital Employed2 2012 8.2% 2013 8.1% 2014 7.2% 2015 -12.8% 2016 -3.6% 2017 4.4% 2018 6.2% 1. Multiples represent Net Debt / trailing twelve months Adjusted EBITDA. Net Debt is Total Debt less Cash.2. Return on Average Net Capital Employed is defined as net income plus interest expense after-tax, divided by average net capital employed (debt plus equity). 6

3Q 2019 Earnings Presentation MRC Global Strategy for Creating Shareholder Value Grow Market Share Provide superior customer service & cost-saving supply chain solutions Focus on blue chip customers who demand value-added service and technical expertise Leverage market leadership position and global footprint Provide multi-channel engagement to capture buying Opportunistic M&A Maximize Profitability Focus on higher margin products, end-markets & sales strategies Leverage scale & global supply chain Expand offering of value-added services to capture enhanced margin Focus on controlling costs & operating leverage Maximize Working Capital Efficiency Reduce cash conversion cycle Optimize inventory to maximize turnover and margin Continual operational efficiency improvements Optimize Capital Structure Optimize capital structure with financial flexibility throughout the cycle Invest for growth Return capital to shareholders Target leverage ratio   ~2-3x net debt to adjusted EBITDA 7

3Q 2019 Earnings Presentation MRC Global Strategy - 3Q19 Accomplishments Grow Market Share Added new customer contracts and awards (e.g. Oneok, SoCal Gas, CenterPoint) Maximize Profitability On-track to increase valves to 40% of total revenue in 2019 / 2020 Maximize Working Capital Efficiency Inventory peaked 2Q19 & reduced by $56 in 3Q19 Targeting 20% working capital to sales by end of 2019 Optimize Capital Structure Repurchased stock of $13 million in 3Q19 and $63 million in YTD 2019 (through 9/30/19) Reduced net debt by $101 million in 3Q19 Generated $126M cash from operations in 3Q19 8

3Q 2019 Earnings Presentation MRC Global Concluding Key Points Focused on operating cost reductions, cash flow, balance sheet management Lowered annual SG&A by    $12 million with 3Q19 reductions Expect at least $200 million of cash from operations in 2019 and >15% FCF yield for 2019 Inventory peaked 2Q19 - targeting 20% working capital/ revenue by year end Net debt to adjusted EBITDA expected to be at 2.5x at year-end Delivering on strategic objectives Optimal balance sheet usage – reducing debt and returning cash to shareholders Growing market share – added and renewed customer contracts Note: Free cash flow yield is defined as Cash flow from operations less capital expenditures and preferred stock dividend divided by shares outstanding and stock price. 9

3Q 2019 Earnings Presentation MRC Global Appendix 10

3Q 2019 Earnings Presentation MRC Global Adjusted Gross Profit Reconciliation ($ millions) Gross profit Depreciation and amortization Amortization of intangibles (Decrease) increase in LIFO reserve Adjusted Gross Profit Three Months ended Nine months ended Sept 30, 2019 June 30, 2019 Sept 30, 2018 Sept 30, 2019 Sept 30, 2018 $174 $174 $172 $522 $518 5 6 5 16 17 11 11 12 33 34 (2) (1) 26 (3) 48 $188 $190 $215 $568 $617 Note: Adjusted Gross Profit is a non-GAAP measure. For a discussion of the use of Adjusted Gross Profit, see our Current Report on Form 8-K dated October 31, 2019. 11

3Q 2019 Earnings Presentation MRC Global Adjusted EBITDA Reconciliation ($ millions) Net income (loss) Income tax expense (benefit) Interest expense Depreciation and amortization Amortization of intangibles (Decrease) increase in LIFO reserve Change in fair value of derivative instructions Equity-based compensation expense Severance & restructuring charges Write off of debt issuance costs Foreign currency (gains) losses Adjusted EBITDA Three Months ended Nine months ended Sept 30, 2019 June 30, 2019 Sept 30, 2018 Sept 30, 2019 Sept 30, 2018 $21 $24 $24 $63 $34 8 8 – 22 15 10 10 10 31 28 5 6 5 16 17 11 11 12 33 34 (2) (1) 26 (3) 48 - - - - (1) 5 3 4 12 11 5 - - 5 - - - - - 1 (1) (1) (1) (1) - $62 $60 $80 $178 $217 Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of Adjusted EBITDA, see our Current Report on Form 8-K dated October 31, 2019. 12